SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        September 6, 2000
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                          Community Capital Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

           South Carolina                                     0-18460                                 57-0866395
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(State or Other Jurisdiction of Incorporation)        (Commission File Number)             (I.R.S. Employer Identification)


               1402-C Highway 72, Greenwood, South Carolina 29649
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          (Address, Including Zip Code of Principal Executive Offices)

                                 (864) 941-8200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  On September 6, 2000, Community Capital Corporation announced the restructuring of the company from a multi-bank holding company to a one-bank entity. The company plans on merging four of its wholly-owned subsidiaries, Clemson Bank & Trust, TheBank, Community Bank & Trust, and Mid State Bank, with and into a fifth wholly-owned subsidiary, Greenwood Bank & Trust, on or about January 1, 2001. Greenwood Bank & Trust would be the surviving entity. In connection with the merger, Greenwood Bank & Trust anticipates changing its name to "CapitalBank". These transactions are subject to regulatory approval. A copy of the News Release is attached hereto as Exhibit 99 (page 3 of 3).

Item 7.           Financial Statements and Exhibits.

                  (a) - (b)         Not applicable.

                  (c)  Exhibits.

                  Exhibit 99.1 -  Press Release of Registrant.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   COMMUNITY CAPITAL CORPORATION


Date: September 19, 2000                            By: /S/ R. WESLEY BREWER
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                                                        R. Wesley Brewer
                                                        Senior Vice President &
                                                        Chief Financial Officer

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